Exhibit 10.1(b)

EXECUTION COPY

FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This First Amendment (this “Amendment”), dated as of May 7, 2007, is to the Agreement and Plan of Merger, dated May 2, 2007 (as amended, the “Merger Agreement”), among Varietal Distribution Holdings, LLC, a Delaware limited liability company (“Parent”), Varietal Distribution Merger Sub, Inc., a Delaware corporation (“MergerCo”), and CDRV Investors, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.

WHEREAS, the parties hereto desire to amend the Merger Agreement pursuant to Section 9.7 thereof as provided herein.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Amendment of Merger Agreement.

(a)         Section 3.5 of the Merger Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing such sentence with the following sentence:

“(a) On May 2, 2007 Parent delivered to the Company true and complete copies of an executed commitment letter from Madison Dearborn Capital Partners V-A, L.P., Madison Dearborn Capital Partners V-C, L.P., and Madison Dearborn Capital Partners V Executive-A, L.P. (collectively, the “Equity Funds”) to provide equity financing in an aggregate amount of $1.425 billion to fund a portion of the amounts to be paid by MergerCo pursuant to Section 1.3(c) (the “Equity Commitment Letter”), which Equity Commitment Letter names the Company as a third party beneficiary thereof, and (b) on May 7, 2007 Parent will have delivered to the Company true and complete copies of executed commitment letters, dated May 7, 2007 (the “Debt Commitment Letters”) from (i) Bank of America, N.A., Banc of America Bridge LLC, Banc of America Securities LLC, Goldman Sachs Credit Partners L.P., J.P. Morgan Securities Inc. and JPMorgan Chase Bank, N.A., respectively (the “Senior Debt Financing Sources”) to provide Parent and MergerCo with (A) $1.665 billion in senior secured debt financing (the “Senior Secured Financing”) and (B) $675 million in senior bridge financing (the “Bridge Financing”, and together with the Senior Secured Financing and any high yield debt financing used to fund the acquisition in lieu of the Bridge Financing (the “High Yield Financing”) being collectively referred to as the “Senior Debt Financing”) and (ii) GS Mezzanine Partners 2006 Onshore Fund, L.P. (the “Mezzanine Debt Financing Source”, and together with the Senior Debt Financing Sources being collectively referred to as the “Debt Financing Sources”) to provide Parent and MergerCo with $470 million in senior subordinated notes financing (together with the Senior Debt Financing, the “Debt Financing”, and together with the equity financing referred to in clause (a) being collectively referred to as the “Financing”).”

(b)        Section 4.9(a) of the Merger Agreement is hereby amended by deleting the third sentence thereof in its entirety and replacing such sentence with the following sentence:

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“In the event any portion of the Debt Financing becomes unavailable on the terms and conditions contemplated in the Debt Commitment Letters, Parent shall use its reasonable best efforts to arrange to obtain alternative financing on terms not materially more adverse to the Company than those set forth in the Debt Commitment Letters (as such term was defined in this Agreement as initially in effect) (“Alternative Financing”), including from alternative sources, as promptly as practicable following the occurrence of such event.”

(c)         Section 8.1 of the Merger Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical location:

“Mezzanine Debt Financing Source” has the meaning set forth in Section 3.5.

“Senior Debt Financing” has the meaning set forth in Section 3.5.

“Senior Debt Financing Sources” has the meaning set forth in Section 3.5.

2.             Consent. Pursuant to Section 4.9(a) of the Merger Agreement, the Company hereby consents to Parent and MergerCo entering into the Debt Commitment Letters (as defined in Section 1(a) hereof).

3.             Full Force and Effect. Except as specifically amended by this Amendment, the Merger Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall be construed as one with the Merger Agreement, and the Merger Agreement shall, where the context requires, be read and construed so as to incorporate this Amendment.

4.             General Provisions. Sections 9.4 through 9.15 of the Merger Agreement are hereby incorporated into and will apply to this Amendment.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

VARIETAL DISTRIBUTION HOLDINGS, LLC

By:
Name:
Title:

VARIETAL DISTRIBUTION MERGER SUB, INC.

By:
Name:
Title:

CDRV INVESTORS, INC.

By:
Name:
Title: